Business Combination	12 Months Ended
Dec. 31, 2011
Business Combinations [Abstract]
Business Combination
Business Combination

Acquisition of Adenyo Inc.
On April 14, 2011, we acquired substantially all of the assets of Adenyo and its subsidiaries and assumed certain liabilities, pursuant to an Arrangement Agreement, dated as of March 12, 2011, by and among Adenyo Inc., Motricity Canada Inc. (formerly 7761520 Canada Inc.), Motricity Inc. and the other parties thereto. The assets include Adenyo's interest in a subsidiary, equipment, software, accounts receivable, licenses, intellectual property, customer lists, supplier lists and contractual rights. Adenyo is a mobile marketing, advertising and analytics solutions provider with operations in the United States, Canada and France.

We paid $48,858 in cash and issued 3,277,002 shares of common stock, with a fair market value of $43,354, as consideration for the Acquisition. The cash consideration includes $1,000 placed in escrow, although we believe the total escrow amount is refundable to us, based on our working capital calculation made pursuant to the Arrangement Agreement. Adenyo is disputing our working capital calculation. At December 31, 2011 this $1,000 is included in Prepaid expenses and other current assets in our Consolidated Balance Sheets. If the $1,000 is not extended to us, it will be considered as additional consideration and will be recorded as an increase to the acquired goodwill balance.

In addition to these amounts paid, Adenyo may be entitled to receive up to an additional $50,000 pursuant to a contingent earn-out. The earn-out consideration is payable in cash, shares of the Company's common stock, or a mix of both, at our discretion, and any shares will be valued based on a 10-day average closing price prior to their issuance. The amount of contingent earn-out consideration is determined by whether Adenyo meets certain non-GAAP based revenue and EBITDA (as such terms are defined in, and calculated pursuant to the Arrangement Agreement) targets, during the first full twelve calendar months following the closing of the Acquisition. In the second quarter of 2011 the fair value of the contingent earn-out consideration included in the purchase price consideration of $615 was included in the Consolidated Balance Sheet in Other current liabilities. This balance was based upon identifying several potential earning scenarios and assigning a probability of each occurring. This measurement is based on significant inputs not observable in the market, which are deemed to be Level 3 inputs. Based on Adenyo's performance against the non-GAAP based revenue and EBITDA defined in and calculated pursuant to the Arrangement Agreement during the third quarter of 2011, it was determined that it was not probable that Adenyo would receive the contingent earn-out, and we reversed the $615 liability that was recorded at the time of the acquisition by reducing General and administrative expenses, excluding depreciation in our Consolidated Statement of Operations.

We have allocated the purchase price of this acquisition to the tangible and intangible assets acquired and liabilities assumed based on their estimated fair values as of the acquisition date, with any amount in excess of such allocations designated as goodwill. We make significant judgments and assumptions in determining the fair value of acquired assets and assumed liabilities, especially with respect to acquired intangibles. These measurements were also based on significant inputs not observable in the market, which are deemed to be Level 3 inputs. Using different assumptions in determining fair value could materially impact the purchase price allocation and our financial position and results of operations.

The following table summarizes the consideration paid and the amounts of the assets acquired and liabilities assumed recognized at the acquisition date:

Consideration
Cash	$48,858
Equity (3,277,002 common shares at $13.23 per share)	43,354
Contingent earn-out consideration	615
Recoverable from escrow	(1,000)
Fair value of total consideration transferred	91,827

Recognized amounts of identifiable assets acquired and liabilities assumed
Accounts receivable	5,562
Prepaid expenses and other current assets	702
Property and equipment	860
Intangible assets	22,522
Other assets	251
Accounts payable and accrued expenses	(7,190)
Accrued compensation	(2,239)
Deferred revenue	(744)
Other liabilities	(1,556)
Deferred tax liabilities	(2,357)
Total identifiable net assets	15,811

Goodwill	$76,016

The fair value of the 3,277,002 common shares issued as part of the consideration paid was determined on the basis of the closing market price of Motricity's common shares on the acquisition date. In order to complete the acquisition and integrate Adenyo's technology and business operations we have incurred $6,071 of acquisition transaction and integration costs during the year ended December 31, 2011.

The gross contractual amount of trade accounts receivable acquired was $5,177 of which we expect $408 to be uncollectible.

The fair value of the acquired identifiable intangible assets of $22,522 relates to technology for $11,902, customer relationships for $10,496 and a trade name for $124. Customer relationships represent the ability to sell existing and future managed and professional services to acquired customers. Technology represents proprietary marketing and analytical capabilities resulting from our acquisition of Adenyo. The fair values of customer relationships and technology have been estimated using the income method utilizing a discounted cash flow model using a weighted average rate of 22.1%. We are amortizing these intangible assets using a variable method over their estimated useful lives. The weighted-average amortization period of these intangible assets is approximately 5.1 years; 6.2 years for the technology; 4.0 years for the customer relationships; and 3.0 years for the trade name.

The goodwill of $76,016 arising from the acquisition consists largely of Motricity-specific synergies expected from combining acquired and existing operations, as well as the ability to attract new customers and develop new technologies post combination.

For the period from the April 14, 2011 acquisition date to December 31, 2011, we estimate that our total revenues included approximately $10,911 of revenues from Adenyo services.  For the same period, Adenyo contributed $81,382 to our net loss, which included management's allocations and estimates of expenses that were not separately identifiable due to our integration activities, restructuring expenses and impairment charges.  The impairment charges for the year ended December 31, 2011, included $7,959 of customer relationships and $3,014 of technology acquired in the Adenyo acquisition. The impairment charges also included an amount for goodwill. See Note 7-Impairment Charges for more information.

The following unaudited pro forma summary presents the effect of the acquisition of Adenyo on our consolidated financial results as though Adenyo had been acquired as of January 1, 2010. The supplemental pro forma net income information was adjusted for the ongoing amortization of acquired intangibles and the associated tax effect. The pro forma information is presented for informational purposes only and is not indicative of the results of operations that would have been achieved if the acquisition had taken place at the beginning of the comparable prior annual reporting period as presented.

	Revenue	Net Loss
Supplemental pro forma from January 1, 2011 to December 31, 2011	$102,021	$(202,742)
Supplemental pro forma from January 1, 2010 to December 31, 2010	$126,175	$(36,767)

The information is presented on an annual basis as it is impracticable to disclose the quarterly information for Adenyo.